UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Atlas Energy Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-273585	93-2154509
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive, Suite 500 Austin, Texas	78730
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (512) 220-1200

New Atlas HoldCo Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AESI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 2, 2023, Atlas Energy Solutions Inc. (f/k/a New Atlas HoldCo Inc.) (the “Company”) completed the previously announced Reorganization (as defined below) contemplated by the Master Reorganization Agreement (the “Master Reorganization Agreement”), dated as of July 31, 2023, by and among the Company, AESI Holdings Inc. (f/k/a Atlas Energy Solutions Inc.), a Delaware corporation (“Old Atlas”), Atlas Sand Operating, LLC, a Delaware limited liability company (“Opco”), AESI Merger Sub Inc., a Delaware corporation (“PubCo Merger Sub”), Atlas Operating Merger Sub, LLC, a Delaware limited liability company (“Opco Merger Sub” and, together with PubCo Merger Sub, the “Merger Subs”), and Atlas Sand Holdings, LLC, a Delaware limited liability company (“Holdings”), in order to, among other things, reorganize under a new public holding company (the “Reorganization”).

Pursuant to the Master Reorganization Agreement, (a) PubCo Merger Sub merged with and into Old Atlas (the “PubCo Merger”), as a result of which (i) each share of Class A common stock, par value $0.01 per share, of Old Atlas (“Old Atlas Class A Shares”) then issued and outstanding was exchanged for one share of common stock of the Company, par value $0.01 per share (the “Common Stock”), (ii) all of the shares of Class B common stock, par value $0.01 per share, of Old Atlas (“Old Atlas Class B Shares”) then issued and outstanding were surrendered and cancelled for no consideration and (iii) Old Atlas survived the PubCo Merger (in such capacity, the “Surviving Corporation”) as a direct, wholly owned subsidiary of the Company; and (b) Opco Merger Sub merged with and into Opco (the “Opco Merger” and, together with the PubCo Merger, the “Mergers”), as a result of which (i) each common unit of Opco (“Opco Unit”) then issued and outstanding, other than those Opco Units held by Old Atlas, was exchanged for one share of Common Stock and (ii) Opco became a wholly owned subsidiary (partially direct and partially indirect through the Surviving Corporation (i.e., Old Atlas)) of the Company.

In connection with the Reorganization:

•

each of the Old Atlas Class A Shares issued and outstanding immediately prior to the effective time of the Mergers (the “Effective Time”) was exchanged for one share of Common Stock and the holders of Old Atlas Class A Shares became stockholders of the Company;

•	all of the Old Atlas Class B Shares issued and outstanding immediately prior to the Effective Time were surrendered and cancelled for no consideration;

•

each Opco Unit issued and outstanding immediately prior to the Effective Time, other than Opco Units held by Old Atlas, was exchanged for one share of Common Stock, and the holders of such Opco Units became stockholders of the Company;

•

Old Atlas continues to hold all of the issued and outstanding Opco Units it held as of immediately prior to the Effective Time, such Opco Units were otherwise unaffected by the Reorganization (including the Opco Merger), and such Opco Units, together with the Opco Units received by the Company in connection with the Opco Merger, constitute all of the Opco Units currently issued and outstanding;

•	Old Atlas became a direct, wholly owned subsidiary of the Company, and all of the Old Atlas Class A Shares then held by the Company were recapitalized into a single share;

•

as of the Effective Time, the Company assumed (a) the Atlas Energy Solutions Inc. Long Term Incentive Plan (the “LTIP”), (b) all awards of restricted stock units and performance share units, in each case, whether vested or unvested, that were then outstanding under the LTIP, (c) the grant notices and agreements evidencing such awards, and (d) the then remaining unallocated share reserve issuable under the LTIP; and the terms and conditions that were in effect immediately prior to the Reorganization under each outstanding award assumed by the Company continue in full force and effect after the Reorganization, with certain exceptions to reflect the completion of the Reorganization, such as each award denominated with reference to shares of Common Stock instead of Old Atlas Class A Shares and the performance share unit awards being in reference to performance of the Company instead of performance of Old Atlas (with respect to the portion of the applicable performance period following the Reorganization);

•

as of the Effective Time, (a) the Company assumed Old Atlas’s existing Management Change in Control Severance Plan (and each participation agreement thereunder that was then outstanding) (the “Severance Plan”) and (b) the terms and conditions of the director compensation program applicable to members of the board of directors of Old Atlas (the “Old Atlas Board”) (and any committees thereof) were applied instead to members of the board of directors (the “Board”) of the Company (and any committees thereof) (and any portion of such compensation to be granted in the form of equity-based awards will be granted in awards denominated with reference to shares of Common Stock instead of Old Atlas Class A Shares); and

•

Old Atlas changed its name from “Atlas Energy Solutions Inc.” to “AESI Holdings Inc.,” and the Company changed its name from “New Atlas HoldCo Inc.” to “Atlas Energy Solutions Inc.” The Company was approved to have the shares of Common Stock listed on the New York Stock Exchange under the ticker symbol “AESI,” which is the trading symbol previously used by Old Atlas.

After completion of the Reorganization, the Company replaced Old Atlas as the publicly held entity and, through its subsidiaries, will conduct all of the operations previously conducted by Old Atlas, and Old Atlas will remain the managing member of Opco.

The issuance of Common Stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (Registration No. 333-273585) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 1, 2023 (as amended, the “Information Statement/Prospectus”), and declared effective by the SEC on September 11, 2023. For a more detailed description of the Reorganization and the Mergers, please see the Information Statement/Prospectus.

The foregoing description is not complete and is qualified in its entirety by reference to the Master Reorganization Agreement, a copy of which was filed as Exhibit 2.1 to Old Atlas’s Current Report on Form 8-K, filed with the SEC on July 31, 2023 and incorporated herein by reference.

This Current Report on Form 8-K (this “Current Report”) establishes the Company as the successor issuer to Old Atlas pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Registration Rights Agreement

On October 2, 2023, the Company entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) with Old Atlas and certain stockholders identified on the signature pages thereto. Pursuant to the Registration Rights Agreement, the Company agreed to register the sale of shares of Common Stock under certain circumstances, as described below. The A&R Registration Rights Agreement was entered into in order to, among other things, provide for the assumption of Old Atlas’s obligations thereunder by the Company. The A&R Registration Rights Agreement is substantially similar to the Registration Rights Agreement, dated March 8, 2023, by and among Old Atlas and the signatories thereto, but contains certain administrative and clarifying changes to reflect the transition from a dual class capital structure to a single class of common stock.

Pursuant to the A&R Registration Rights Agreement, a Holder (as defined in the A&R Registration Rights Agreement) has the right to require the Company to prepare and file a registration statement registering the offer and sale of a certain number of its shares of Common Stock. Generally, the Company is required to provide notice of the request to certain other Holders under the A&R Registration Rights Agreement who may, in certain circumstances, participate in the registration. Subject to certain exceptions, the Company will not be obligated to effect a demand registration more than three times in any 12-month period or within 120 days after the closing of any requested underwritten offering of shares of Common Stock.

Subject to certain exceptions, if at any time the Company proposes to register an offering of Common Stock or conduct an underwritten offering, whether or not for its own account, then the Company must notify the Holders and allow them to include a specified number of their shares of Common Stock in that registration statement or underwritten offering, as applicable.

These registration rights are subject to certain conditions and limitations, and the Company will generally be obligated to pay all registration expenses in connection with these registration obligations, regardless of whether a registration statement is filed or becomes effective. The A&R Registration Rights Agreement also requires the Company to indemnify each Holder against certain liabilities under the Securities Act.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report and incorporated in this Item 1.01 by reference.

Amended and Restated Stockholders’ Agreement

On October 2, 2023, the Company entered into an amended and restated stockholders’ agreement (the “A&R Stockholders’ Agreement”) with Old Atlas and certain stockholders identified on the signature pages thereto (the “Principal Stockholders”). The A&R Stockholders’ Agreement was entered into in order to, among other things, provide for the assumption of Old Atlas’s obligations thereunder by the Company. The A&R Stockholders’ Agreement is substantially similar to the Stockholders’ Agreement, dated March 8, 2023 by and among Old Atlas and the signatories thereto, but contains certain administrative and clarifying changes to reflect the transition from a dual class capital structure to a single class of common stock.

Among other things, the A&R Stockholders’ Agreement provides the right to designate nominees for election to the Board as follows:

•

so long as the Principal Stockholders collectively beneficially own greater than 50% of the Common Stock, Ben M. “Bud” Brigham, the Company’s Executive Chairman and Chief Executive Officer, or his affiliates will have the right to determine the size of the Board and designate all members of the Board, including the right to designate all individuals to be included in the slate of directors to be nominated by the Board for election by the stockholders of the Company;

•

so long as the Principal Stockholders collectively beneficially own at least 35% but not greater than 50% of the Common Stock, Mr. Brigham or his affiliates will have the right to designate four members of the Board, including the right to designate four individuals to be included in the slate of directors to be nominated by the Board for election by the stockholders of the Company;

•

so long as the Principal Stockholders collectively beneficially own at least 25% but not greater than 35% of the Common Stock, Mr. Brigham or his affiliates will have the right to designate three members of the Board, including the right to designate three individuals to be included in the slate of directors to be nominated by the Board for election by the stockholders of the Company;

•

so long as the Principal Stockholders collectively beneficially own at least 10% but not greater than 25% of the Common Stock, Mr. Brigham or his affiliates will have the right to designate two members of the Board, including the right to designate two individuals to be included in the slate of directors to be nominated by the Board for election by the stockholders of the Company; and

•

so long as the Principal Stockholders collectively beneficially own at least 5% but not greater than 10% of the Common Stock, Mr. Brigham or his affiliates will have the right to designate one member of the Board, including the right to designate one individual to be included in the slate of directors to be nominated by the Board for election by the stockholders of the Company.

Additionally, each of the Principal Stockholders will agree to cause its respective shares of Common Stock to be voted in favor of the election of each of the nominees designated by Mr. Brigham or his affiliates.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the A&R Stockholders’ Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated in this Item 1.01 by reference.

Amended and Restated Limited Liability Company Agreement of Atlas Sand Operating, LLC

On October 2, 2023, in connection with the Reorganization, the members of Opco entered into the Second Amended and Restated Limited Liability Company Agreement of Atlas Sand Operating, LLC (the “A&R Opco LLC Agreement”) to reflect the receipt by the Company of Opco Units in the Opco Merger and the admission of the Company as a member of Opco and to provide for the governance of Opco following the Reorganization.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the A&R Opco LLC Agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The section entitled “Comparative Rights of Holders of New Atlas Common Stock and Atlas Common Stock” beginning on page 95 of the Information Statement/Prospectus is incorporated herein and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and incorporated by reference herein.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the Introductory Note above is incorporated herein by reference.

The Reorganization was intended to qualify as either (i) a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and/or (ii) together with the Opco Merger, as part of integrated transactions constituting a related transfer governed by Section 351(a) of the Code.

The disclosure under Item 1.01 of this Form 8-K under the heading “Amended and Restated Stockholders Agreement” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On October 2, 2023, in connection with the completion of the Reorganization, consistent with the information set forth in the Information Statement/Prospectus, the Board increased the size of the Board to nine members and appointed Ben M. Brigham, Gayle Burleson, Stacy Hock, A. Lance Langford, Mark P. Mills, Douglas Rogers, Gregory M. Shepard and Robb L. Voyles to the Board.

Board Member	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Ben M. Brigham
Gayle Burleson	X	X - Chair
Stacy Hock		X	X
A. Lance Langford		X	X - Chair
Mark P. Mills	X	X
Douglas Rogers
Gregory M. Shepard			X
Robb L. Voyles	X - Chair

Biographical information for each of Mr. Brigham, Ms. Burleson, Ms. Hock, Mr. Langford, Mr. Mills, Mr. Rogers and Mr. Voyles is set forth in the Information Statement/Prospectus under the caption “Management and Board of Directors of Atlas” and is incorporated herein by reference. Biographical information for Mr. Shepard is set forth in Old Atlas’s Current Report on Form 8-K, filed with the SEC on September 19, 2023 and incorporated herein by reference.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board determined that each of Ms. Burleson, Ms. Hock, Mr. Langford, Mr. Mills, Mr. Shepard and Mr. Voyles, representing a majority of the directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of the New York Stock Exchange. Except as previously disclosed in the Information Statement/Prospectus, there are no transactions in which Ms. Burleson, Ms. Hock, Mr. Langford, Mr. Mills, Mr. Shepard or Mr. Voyles have an interest requiring disclosure under Item 404(a) of Regulation S-K.

On October 2, 2023, in connection with the completion of the Reorganization, Dathan C. Voelter resigned from the Board. Mr. Voelter’s resignation was not the result of any disagreement with the Company, the Company’s management, or any other member of the Board. Mr. Voelter continues to serve as the General Counsel and Secretary of the Company.

Appointment of Officers

Effective as of October 2, 2023, in connection with the completion of the Reorganization, the Company appointed the following individuals as officers: Chris Scholla as Chief Supply Chain Officer and Jefferey Allison as Executive Vice President, Sales & Marketing. The existing officers, Ben M. Brigham as Executive Chairman and Chief Executive Officer, John Turner as President and Chief Financial Officer, and Dathan Voelter as General Counsel and Secretary, continue to be officers of the Company.

Indemnification of Directors and Officers

On October 2, 2023, the Company entered into indemnification agreements with each of Mr. Brigham, Ms. Burleson, Ms. Hock, Mr. Langford, Mr. Mills, Mr. Rogers, Mr. Shepard, Mr. Voyles, Mr. Allison, Mr. Scholla, Mr. Turner and Mr. Voelter. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, the form of which is attached as Exhibit 10.3 to this Current Report and incorporated in this Item 5.02 by reference.

Compensatory Plans

In connection with the closing of the Reorganization, the Company assumed the following compensatory plans of Old Atlas: (a) the LTIP as well as the outstanding awards granted under the LTIP, including all awards of restricted stock units and performance share units, in each case, whether or not vested, that are then outstanding under the LTIP, and each (i) restricted stock unit grant notice and restricted stock unit agreement and (ii) performance share unit grant notice and performance share unit agreement, in each case, evidencing then-outstanding awards under the LTIP, and (b) the Severance Plan. In connection with the assumption of the LTIP, the Company also assumed the remaining share reserves available for issuance under the LTIP, subject to applicable adjustments to relate to the Company’s Common Stock.

With respect to the director compensation program that was applicable to members of the Old Atlas Board, the Company approved the continuance of the terms and conditions of that program for members of the Board following the Reorganization. For each year that an individual serves as a non-employee director of the Board, that individual will receive an annual cash retainer in the amount of $75,000 (paid pro-rata in quarterly installments), with additional cash fees to be paid in connection with committee chairmanship in the following amounts: (i) $20,000 for services as the chair of the compensation committee; (ii) $20,000 for services as the chair of the nominating and corporate governance committee; and (iii) $30,000 for services as the chair of the audit committee. Non-employee directors will also receive an annual award from the LTIP in the form of restricted stock units with a grant date value equal to $145,000. The Company will also reimburse directors for fees or expenses incurred in connection with attending meetings.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of October 2, 2023, in connection with the Reorganization, the Company amended and restated its certificate of incorporation and its bylaws to reflect the changes contemplated by the Master Reorganization Agreement and described in the Information Statement/Prospectus.

Effective as of immediately following the completion of the Mergers on October 2, 2023 and in accordance with the Master Reorganization Agreement, the Company changed the corporate name of the Company from “New Atlas HoldCo Inc.” to “Atlas Energy Solutions Inc.” and has amended and restated its certificate of incorporation to reflect such name change.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 and Exhibit 3.2 to this Current Report, which are incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On October 2, 2023, the Company issued a press release announcing the closing of the Reorganization. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, are being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Master Reorganization Agreement, dated as of July 31, 2023 by and among Atlas Energy Solutions Inc., Atlas Sand Operating, LLC, New Atlas HoldCo Inc., AESI Merger Sub Inc., Atlas Operating Merger Sub, LLC and Atlas Sand Holdings, LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (Commission File No. 001-41640) filed on August 1, 2023).

3.1	Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on October 2, 2023.

3.2	Amended and Restated Bylaws of the Company, effective as of October 2, 2023.

4.1	Amended and Restated Registration Rights Agreement, dated October 2, 2023, by and between the Company, Old Atlas, and the signatories thereto.

10.1	Amended and Restated Stockholders’ Agreement, dated October 2, 2023, by and between the Company, Old Atlas, and the signatories thereto.

10.2	Second Amended and Restated Limited Liability Company Agreement of Atlas Sand Operating, LLC, dated as of October 2, 2023.

10.3	Form of Indemnification Agreement.

99.1	Press Release, dated as of October 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY SOLUTIONS INC.
(f/k/a New Atlas HoldCo Inc.)

By:	/s/ John Turner
Name:	John Turner
Title:	President and Chief Financial Officer

Date: October 3, 2023